                                                                    EXHIBIT 99.4

FIRST FRANKLIN : FFML 2004 - FF10

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FICO & DOCUMENTATION

FICO SCORE        FULL DOC   STATED DOC   STATED + DOC   LIMITED DOC   NO DOC   ALL DOCS   AVG PRIN BAL   ORIGINAL CLTV
-----------------------------------------------------------------------------------------------------------------------
Not Available
499 or less
500 - 549             1.93%        0.19%          0.00%         0.00%    0.00%      2.12%    138,894.31           76.27%
550 - 599            12.04%        2.49%          0.03%         0.19%    0.00%     14.76%    156,107.48           80.31%
600 - 649            28.14%        5.32%          2.63%         0.21%    0.00%     36.30%    191,283.13           83.70%
650 - 699            21.26%        3.49%          3.46%         0.50%    0.41%     29.13%    231,314.13           84.02%
700 - 749             9.24%        1.74%          1.35%         0.28%    0.46%     13.08%    251,359.94           84.20%
750 - 799             3.32%        0.23%          0.60%         0.06%    0.15%      4.38%    259,236.51           84.56%
800 - 849             0.13%        0.00%          0.09%         0.00%    0.00%      0.23%    237,953.57           87.10%
TOTAL:               76.08%       13.46%          8.17%         1.25%    1.03%    100.00%    201,846.81           83.25%

OCLTV & FICO

ORIGINAL CLTV                   FICO NA     499 OR LESS     500 - 549      550 - 599      600 - 649      650 - 699      700 - 749
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
15.01 - 20.00                       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
20.01 - 25.00                       0.00%          0.00%          0.01%          0.00%          0.00%          0.01%          0.00%
25.01 - 30.00                       0.00%          0.00%          0.00%          0.01%          0.01%          0.01%          0.00%
30.01 - 35.00                       0.00%          0.00%          0.00%          0.05%          0.02%          0.00%          0.03%
35.01 - 40.00                       0.00%          0.00%          0.00%          0.05%          0.03%          0.01%          0.00%
40.01 - 45.00                       0.00%          0.00%          0.00%          0.10%          0.09%          0.01%          0.02%
45.01 - 50.00                       0.00%          0.00%          0.05%          0.11%          0.09%          0.10%          0.00%
50.01 - 55.00                       0.00%          0.00%          0.06%          0.24%          0.32%          0.11%          0.01%
55.01 - 60.00                       0.00%          0.00%          0.08%          0.23%          0.33%          0.21%          0.06%
60.01 - 65.00                       0.00%          0.00%          0.12%          0.67%          0.64%          0.42%          0.19%
65.01 - 70.00                       0.00%          0.00%          0.23%          0.88%          0.87%          0.39%          0.25%
70.01 - 75.00                       0.00%          0.00%          0.18%          1.06%          1.42%          0.80%          0.46%
75.01 - 80.00                       0.00%          0.00%          0.57%          3.49%         17.53%         16.13%          7.12%
80.01 - 85.00                       0.00%          0.00%          0.82%          3.21%          2.06%          1.09%          0.52%
85.01 - 90.00                       0.00%          0.00%          0.00%          4.65%          4.62%          2.96%          1.00%
90.01 - 95.00                       0.00%          0.00%          0.00%          0.00%          4.94%          3.79%          1.95%
95.01 - 100.00                      0.00%          0.00%          0.00%          0.00%          3.34%          3.08%          1.44%
TOTAL:                              0.00%          0.00%          2.12%         14.76%         36.30%         29.13%         13.08%

ORIGINAL CLTV                 750 - 799      800 - 849         TOTAL     AVG PRIN BAL           WAC    GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                       0.00%          0.00%          0.00%     30,000.00          8.750%          0.00
15.01 - 20.00                       0.00%          0.00%          0.00%     60,000.00          7.375%          0.00
20.01 - 25.00                       0.01%          0.00%          0.04%    114,600.00          6.570%          4.06
25.01 - 30.00                       0.00%          0.00%          0.04%     73,950.50          7.022%          4.24
30.01 - 35.00                       0.00%          0.00%          0.11%    180,636.28          6.534%          4.15
35.01 - 40.00                       0.00%          0.00%          0.09%    121,386.33          7.375%          4.92
40.01 - 45.00                       0.01%          0.00%          0.24%    107,425.09          7.065%          4.24
45.01 - 50.00                       0.01%          0.00%          0.36%    138,029.30          6.726%          4.07
50.01 - 55.00                       0.00%          0.00%          0.73%    181,280.84          6.746%          4.20
55.01 - 60.00                       0.07%          0.00%          0.97%    186,570.05          6.627%          4.11
60.01 - 65.00                       0.05%          0.00%          2.09%    221,054.27          6.584%          4.11
65.01 - 70.00                       0.02%          0.00%          2.65%    200,608.20          6.831%          4.29
70.01 - 75.00                       0.10%          0.00%          4.01%    231,867.30          6.803%          4.38
75.01 - 80.00                       2.39%          0.10%         47.33%    214,575.74          6.347%          4.24
80.01 - 85.00                       0.17%          0.01%          7.89%    182,212.98          7.395%          5.50
85.01 - 90.00                       0.31%          0.02%         13.56%    191,373.84          7.348%          5.63
90.01 - 95.00                       0.80%          0.03%         11.52%    206,457.94          7.135%          5.53
95.01 - 100.00                      0.44%          0.06%          8.37%    172,449.92          7.720%          5.79
TOTAL:                              4.38%          0.23%        100.00%    201,846.81          6.818%          4.80

PRIN BALANCE & FICO

PRIN BALANCE                    FICO NA     499 OR LESS     500 - 549      550 - 599      600 - 649      650 - 699      700 - 749
----------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                          0.00%          0.00%          0.05%          0.24%          0.19%          0.10%          0.04%
50,001 - 100,000                    0.00%          0.00%          0.41%          1.93%          2.83%          1.46%          0.46%
100,001 - 150,000                   0.00%          0.00%          0.44%          2.96%          6.16%          3.34%          1.25%
150,001 - 200,000                   0.00%          0.00%          0.42%          2.85%          6.28%          3.78%          1.53%
200,001 - 250,000                   0.00%          0.00%          0.28%          2.17%          4.90%          3.13%          1.77%
250,001 - 300,000                   0.00%          0.00%          0.17%          1.55%          4.06%          3.15%          1.15%
300,001 - 350,000                   0.00%          0.00%          0.09%          0.97%          2.98%          2.39%          1.32%
350,001 - 400,000                   0.00%          0.00%          0.18%          0.60%          2.09%          2.62%          0.76%
400,001 - 450,000                   0.00%          0.00%          0.09%          0.41%          1.82%          1.92%          1.00%
450,001 - 500,000                   0.00%          0.00%          0.00%          0.50%          1.12%          1.20%          0.66%
500,001 - 550,000                   0.00%          0.00%          0.00%          0.33%          1.25%          1.87%          0.54%
550,001 - 600,000                   0.00%          0.00%          0.00%          0.24%          0.99%          1.55%          0.72%
600,001 - 650,000                   0.00%          0.00%          0.00%          0.00%          0.70%          0.75%          0.30%
650,001 - 700,000                   0.00%          0.00%          0.00%          0.00%          0.43%          0.42%          0.28%
700,001 - 750,000                   0.00%          0.00%          0.00%          0.00%          0.25%          0.61%          0.30%
750,001 - 800,000                   0.00%          0.00%          0.00%          0.00%          0.00%          0.27%          0.22%
800,001 or greater                  0.00%          0.00%          0.00%          0.00%          0.25%          0.56%          0.76%
TOTAL:                              0.00%          0.00%          2.12%         14.76%         36.30%         29.13%         13.08%

PRIN BALANCE                  750 - 799      800 - 849         TOTAL    ORIGINAL CLTV           WAC    GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------
1 - 50,000                          0.02%          0.01%          0.65%         77.46%         7.960%         5.639%
50,001 - 100,000                    0.18%          0.01%          7.28%         83.22%         7.563%         5.398%
100,001 - 150,000                   0.37%          0.01%         14.53%         83.94%         7.195%         5.058%
150,001 - 200,000                   0.43%          0.02%         15.32%         83.99%         6.937%         5.046%
200,001 - 250,000                   0.41%          0.01%         12.67%         83.84%         6.789%         4.903%
250,001 - 300,000                   0.33%          0.02%         10.43%         83.16%         6.695%         4.741%
300,001 - 350,000                   0.34%          0.05%          8.13%         84.67%         6.684%         4.747%
350,001 - 400,000                   0.63%          0.03%          6.91%         84.75%         6.546%         4.672%
400,001 - 450,000                   0.39%          0.00%          5.62%         84.23%         6.424%         4.581%
450,001 - 500,000                   0.13%          0.03%          3.65%         84.64%         6.578%         4.748%
500,001 - 550,000                   0.19%          0.04%          4.22%         81.77%         6.478%         4.439%
550,001 - 600,000                   0.44%          0.00%          3.95%         80.97%         6.451%         4.382%
600,001 - 650,000                   0.22%          0.00%          1.97%         79.11%         6.327%         4.259%
650,001 - 700,000                   0.19%          0.00%          1.32%         79.22%         6.345%         4.016%
700,001 - 750,000                   0.05%          0.00%          1.22%         78.53%         6.521%         3.955%
750,001 - 800,000                   0.00%          0.00%          0.49%         75.19%         6.486%         3.856%
800,001 or greater                  0.07%          0.00%          1.64%         72.03%         6.328%         3.722%
TOTAL:                              4.38%          0.23%        100.00%         83.25%         6.818%         4.802%

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM         FICO NA     499 OR LESS     500 - 549      550 - 599      600 - 649      650 - 699      700 - 749
----------------------------------------------------------------------------------------------------------------------------------
0                                   0.00%          0.00%          0.32%          2.72%          6.12%          4.81%          2.53%
12                                  0.00%          0.00%          0.07%          0.63%          1.57%          1.44%          0.78%
24                                  0.00%          0.00%          1.11%          7.74%         19.06%         14.30%          6.33%
36                                  0.00%          0.00%          0.63%          3.67%          9.53%          8.59%          3.44%
48                                  0.00%          0.00%          0.00%          0.00%          0.01%          0.00%          0.00%
TOTAL:                              0.00%          0.00%          2.12%         14.76%         36.30%         29.13%         13.08%

PREPAYMENT PENALTY TERM       750 - 799      800 - 849         TOTAL    ORIGINAL CLTV           WAC    GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------
0                                   0.86%          0.01%         17.38%         84.42%         7.082%         4.938%
12                                  0.28%          0.06%          4.84%         82.62%         7.056%         4.697%
24                                  1.77%          0.14%         50.45%         83.33%         6.757%         4.832%
36                                  1.46%          0.01%         27.33%         82.45%         6.719%         4.658%
48                                  0.00%          0.00%          0.01%         80.00%         4.875%         4.000%
TOTAL:                              4.38%          0.23%        100.00%         83.25%         6.818%         4.802%

MORTG RATES & FICO

MORTG RATES                     FICO NA     499 OR LESS     500 - 549      550 - 599      600 - 649      650 - 699      700 - 749
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
4.500 - 4.999                       0.00%          0.00%          0.00%          0.00%          0.15%          0.28%          0.18%
5.000 - 5.499                       0.00%          0.00%          0.00%          0.01%          0.66%          0.98%          0.96%
5.500 - 5.999                       0.00%          0.00%          0.00%          0.02%          4.05%          6.61%          3.70%
6.000 - 6.499                       0.00%          0.00%          0.03%          0.44%          6.80%          6.26%          2.54%
6.500 - 6.999                       0.00%          0.00%          0.27%          2.29%         11.02%          7.58%          2.96%
7.000 - 7.499                       0.00%          0.00%          0.14%          2.71%          5.95%          3.61%          1.01%
7.500 - 7.999                       0.00%          0.00%          0.78%          4.88%          4.74%          2.61%          0.80%
8.000 - 8.499                       0.00%          0.00%          0.36%          2.38%          1.48%          0.84%          0.44%
8.500 - 8.999                       0.00%          0.00%          0.40%          1.57%          1.14%          0.29%          0.37%
9.000 - 9.499                       0.00%          0.00%          0.12%          0.38%          0.26%          0.06%          0.07%
9.500 - 9.999                       0.00%          0.00%          0.03%          0.07%          0.05%          0.01%          0.05%
10.000 - 10.499                     0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
TOTAL:                              0.00%          0.00%          2.12%         14.76%         36.30%         29.13%         13.08%

MORTG RATES                   750 - 799      800 - 849         TOTAL    ORIGINAL CLTV           WAC    GROSS MARGIN
-------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                       0.01%          0.00%          0.01%         80.00%         4.125%         2.875%
4.500 - 4.999                       0.12%          0.00%          0.72%         73.37%         4.811%         3.371%
5.000 - 5.499                       0.30%          0.01%          2.93%         78.57%         5.288%         3.614%
5.500 - 5.999                       1.27%          0.06%         15.72%         79.15%         5.784%         3.840%
6.000 - 6.499                       1.14%          0.04%         17.25%         80.42%         6.224%         4.243%
6.500 - 6.999                       0.82%          0.05%         25.01%         82.50%         6.717%         4.778%
7.000 - 7.499                       0.36%          0.02%         13.79%         85.73%         7.197%         5.327%
7.500 - 7.999                       0.21%          0.05%         14.06%         87.15%         7.692%         5.739%
8.000 - 8.499                       0.06%          0.00%          5.57%         88.57%         8.186%         6.051%
8.500 - 8.999                       0.07%          0.00%          3.83%         89.97%         8.663%         6.384%
9.000 - 9.499                       0.00%          0.00%          0.90%         89.82%         9.151%         6.928%
9.500 - 9.999                       0.00%          0.00%          0.21%         91.52%         9.617%         6.821%
10.000 - 10.499                     0.01%          0.00%          0.01%         94.98%        10.081%         6.331%
TOTAL:                              4.38%          0.23%        100.00%         83.25%         6.818%         4.802%

MORTG RATES & ORIGNIAL CLTV

MORTG RATES               LTV 0.01 - 10.00   10.01 - 20.00   20.01 - 30.00   30.01 - 40.00   40.01 - 50.00   50.01 - 60.00
--------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                         0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
4.500 - 4.999                         0.00%           0.00%           0.00%           0.03%           0.05%           0.03%
5.000 - 5.499                         0.00%           0.00%           0.00%           0.00%           0.01%           0.05%
5.500 - 5.999                         0.00%           0.00%           0.02%           0.02%           0.02%           0.29%
6.000 - 6.499                         0.00%           0.00%           0.01%           0.02%           0.02%           0.24%
6.500 - 6.999                         0.00%           0.00%           0.01%           0.02%           0.27%           0.58%
7.000 - 7.499                         0.00%           0.00%           0.01%           0.01%           0.07%           0.28%
7.500 - 7.999                         0.00%           0.00%           0.02%           0.06%           0.08%           0.15%
8.000 - 8.499                         0.00%           0.00%           0.00%           0.03%           0.04%           0.04%
8.500 - 8.999                         0.00%           0.00%           0.00%           0.01%           0.04%           0.03%
9.000 - 9.499                         0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
9.500 - 9.999                         0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
10.000 - 10.499                       0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
TOTAL:                                0.00%           0.01%           0.08%           0.21%           0.60%           1.70%

MORTG RATES                  60.01 - 70.00   70.01 - 80.00   80.01 - 90.00   90.01 - 100.00    TOTAL        FICO     GROSS MARGIN
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                         0.00%           0.01%           0.00%           0.00%        0.01%     756             2.875%
4.500 - 4.999                         0.04%           0.56%           0.00%           0.00%        0.72%     694             3.371%
5.000 - 5.499                         0.20%           2.55%           0.05%           0.06%        2.93%     691             3.614%
5.500 - 5.999                         0.63%          13.69%           0.64%           0.41%       15.72%     682             3.840%
6.000 - 6.499                         0.87%          13.11%           1.67%           1.31%       17.25%     666             4.243%
6.500 - 6.999                         1.29%          12.91%           5.16%           4.77%       25.01%     650             4.778%
7.000 - 7.499                         0.86%           4.06%           4.11%           4.38%       13.79%     637             5.327%
7.500 - 7.999                         0.71%           2.75%           5.30%           4.99%       14.06%     619             5.739%
8.000 - 8.499                         0.08%           1.02%           2.43%           1.93%        5.57%     612             6.051%
8.500 - 8.999                         0.05%           0.55%           1.56%           1.59%        3.83%     608             6.384%
9.000 - 9.499                         0.01%           0.11%           0.44%           0.33%        0.90%     599             6.928%
9.500 - 9.999                         0.00%           0.03%           0.08%           0.11%        0.21%     617             6.821%
10.000 - 10.499                       0.00%           0.00%           0.00%           0.01%        0.01%     764             6.331%
TOTAL:                                4.74%          51.34%          21.45%          19.89%      100.00%     649             4.802%

*All LTVs are Original Combined LTVs

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 2004-FF10

CA ZIPCODES

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
90001                  3     $      553,200          0.10%
90003                  2            433,700          0.08
90006                  2            680,000          0.12
90011                  2            555,000          0.10
90019                  1            465,000          0.08
90020                  1            228,000          0.04
90022                  3            999,000          0.18
90026                  2            958,600          0.17
90032                  2            487,250          0.09
90033                  1            212,000          0.04
90034                  1            800,000          0.14
90037                  1            203,000          0.04
90039                  1            391,200          0.07
90040                  1            232,000          0.04
90041                  3          1,229,000          0.22
90042                  3            920,000          0.16
90043                  1            310,250          0.05
90044                  4            841,200          0.15
90045                  2          1,448,000          0.26
90046                  1            284,500          0.05
90047                  4            969,200          0.17

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
90048                  1            824,000          0.15
90059                  2            420,000          0.07
90061                  1            183,816          0.03
90063                  2            510,000          0.09
90068                  1            270,000          0.05
90069                  1            230,000          0.04
90201                  2            450,000          0.08
90212                  1          1,000,000          0.18
90220                  6          1,494,200          0.26
90221                  1            266,000          0.05
90222                  1            130,000          0.02
90230                  2            731,100          0.13
90240                  5          2,237,350          0.40
90241                  3          1,344,000          0.24
90242                  5          1,590,400          0.28
90247                  2            750,500          0.13
90248                  2            737,000          0.13
90249                  1            225,000          0.04
90250                  7          2,429,600          0.43
90255                  2            397,000          0.07
90262                  1            259,698          0.05
90266                  1            884,000          0.16
90272                  1            937,300          0.17
90274                  1            958,080          0.17
90275                  4          2,813,900          0.50
90278                  2          1,261,200          0.22
90280                  3            713,500          0.13
90291                  1            669,600          0.12
90301                  2            408,000          0.07
90302                  1            192,000          0.03
90303                  3            977,600          0.17
90304                  1            224,000          0.04
90305                  2            783,250          0.14
90404                  1            696,500          0.12
90501                  2            953,291          0.17
90502                  1            300,000          0.05
90503                  3          1,536,200          0.27
90505                  2            980,000          0.17
90601                  1            360,000          0.06
90602                  4          1,145,800          0.20
90604                  7          2,394,959          0.42
90605                  3            746,915          0.13
90606                  1            322,400          0.06
90620                  2            706,400          0.12
90621                  1            286,400          0.05
90630                  2            993,600          0.18
90631                  1            228,000          0.04
90638                  4          1,512,000          0.27
90640                  2            567,200          0.10
90650                  4          1,078,896          0.19
90660                  1            174,000          0.03
90701                  1            240,000          0.04
90706                  3            732,700          0.13
90710                  2            498,000          0.09
90712                  4          1,284,000          0.23
90713                  1            348,000          0.06
90715                  1            268,000          0.05
90717                  1            340,000          0.06
90720                  1            559,200          0.10
90723                  2            318,000          0.06
90731                  2            745,000          0.13
90732                  1            560,000          0.10
90740                  1            350,000          0.06
90745                  6          1,792,900          0.32
90746                  5          1,722,100          0.30
90802                  3            849,600          0.15
90803                  1            516,000          0.09
90804                  1            424,000          0.07
90805                  2            568,000          0.10
90806                  2            700,400          0.12
90807                  2            609,000          0.11
90808                  2            830,000          0.15
90810                  4          1,246,000          0.22
90813                  2            844,901          0.15
90814                  2            856,400          0.15
90815                  2            552,000          0.10
91007                  3          1,907,500          0.34
91010                  1            200,000          0.04
91042                  3            955,950          0.17

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
91101                  2            510,400          0.09
91104                  1            213,600          0.04
91106                  1            266,000          0.05
91204                  1            408,000          0.07
91206                  1            220,000          0.04
91207                  1            864,500          0.15
91208                  1            624,000          0.11
91301                  1            166,000          0.03
91304                  1            327,250          0.06
91306                  4          1,693,800          0.30
91307                  1            396,000          0.07
91311                  2            794,650          0.14
91320                  1            468,000          0.08
91321                  2            705,650          0.12
91324                  2          1,062,000          0.19
91325                  4          1,446,100          0.26
91326                  2            844,500          0.15
91331                  1            315,000          0.06
91335                  1            264,000          0.05
91342                  7          2,546,600          0.45
91343                  5          1,798,500          0.32
91344                  3          1,554,305          0.27
91350                  5          2,158,339          0.38
91351                  4          1,288,100          0.23
91352                  1            153,000          0.03
91354                  4          1,591,200          0.28
91355                  2            458,000          0.08
91356                  1            164,000          0.03
91362                  1            385,000          0.07
91364                  1            460,000          0.08
91367                  5          2,159,000          0.38
91384                  4          2,015,750          0.36
91387                  4          1,818,700          0.32
91390                  3          1,670,400          0.30
91402                  4          1,162,650          0.21
91403                  3          1,932,500          0.34
91406                  2            710,100          0.13
91436                  1            748,000          0.13
91501                  1            576,000          0.10
91604                  1            320,000          0.06
91605                  2            749,599          0.13
91701                  3          1,202,250          0.21
91702                  2            502,000          0.09
91706                  7          1,755,150          0.31
91709                 11          4,987,000          0.88
91710                  7          1,907,953          0.34
91711                  5          1,867,812          0.33
91722                  1            268,800          0.05
91723                  2            448,000          0.08
91730                 13          3,610,700          0.64
91733                  1            202,674          0.04
91739                  2            818,600          0.14
91740                  1            329,000          0.06
91744                  5          1,366,400          0.24
91745                  4          1,196,500          0.21
91750                  2            944,000          0.17
91761                  1            240,000          0.04
91762                  6          1,457,400          0.26
91763                  2            428,000          0.08
91764                  2            418,000          0.07
91765                  4          1,505,300          0.27
91766                  4            924,000          0.16
91767                  2            476,500          0.08
91768                  1            260,000          0.05
91773                  1            286,000          0.05
91775                  1            297,000          0.05
91776                  1            726,400          0.13
91780                  1            172,600          0.03
91784                  5          2,172,750          0.38
91786                  3            741,900          0.13
91789                  1            278,400          0.05
91791                  1            552,000          0.10
91792                  2            778,400          0.14
91801                  1            399,200          0.07
91803                  2            713,000          0.13
91901                  3          1,534,400          0.27
91902                  1            216,000          0.04
91910                  4          1,838,200          0.33
91911                  6          1,759,600          0.31

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
91913                 18          6,651,450          1.18
91914                  3          1,662,600          0.29
91915                  8          3,553,050          0.63
91932                  1            418,000          0.07
91942                  1            296,500          0.05
91945                  2            786,000          0.14
91950                  2            677,500          0.12
91977                  9          3,476,594          0.61
92008                  3          1,616,250          0.29
92009                  5          2,827,850          0.50
92019                  5          2,025,700          0.36
92020                  2            639,825          0.11
92021                  4          1,177,400          0.21
92024                  1            515,000          0.09
92025                  2            924,800          0.16
92026                  2            823,800          0.15
92027                  4          1,603,200          0.28
92028                  2            685,000          0.12
92029                  2            816,000          0.14
92037                  2          1,402,000          0.25
92040                  2            706,000          0.12
92054                  1            244,000          0.04
92056                  5          1,728,500          0.31
92057                  5          1,587,850          0.28
92061                  1            600,000          0.11
92065                  2            808,000          0.14
92069                  5          1,517,250          0.27
92071                  9          2,681,750          0.47
92075                  1            539,500          0.10
92078                  6          2,318,414          0.41
92082                  1            600,000          0.11
92083                  2            669,800          0.12
92084                  1            272,000          0.05
92102                  2            893,550          0.16
92103                  2            872,400          0.15
92104                  2            504,500          0.09
92105                  1            176,000          0.03
92108                  2            741,000          0.13
92109                  1            463,500          0.08
92110                  3          1,424,200          0.25
92111                  2            749,341          0.13
92114                  5          1,524,800          0.27
92117                  3          1,061,000          0.19
92119                  1            273,600          0.05
92122                  1            403,750          0.07
92126                  3          1,148,000          0.20
92127                  1            875,000          0.15
92128                  2            980,000          0.17
92130                  1            540,000          0.10
92139                  6          2,229,500          0.39
92154                 13          5,165,400          0.91
92173                  1            268,000          0.05
92201                  3            420,200          0.07
92210                  1            311,200          0.06
92211                  3            626,500          0.11
92220                  6          1,083,500          0.19
92223                  6          1,177,550          0.21
92225                  2            265,000          0.05
92234                  6          1,182,500          0.21
92240                  3            418,800          0.07
92243                  2            326,250          0.06
92251                  1            141,400          0.03
92253                  6          1,789,000          0.32
92260                  1            119,700          0.02
92262                  4            760,008          0.13
92264                  3          1,233,800          0.22
92270                  2            929,200          0.16
92274                  1            165,600          0.03
92275                  1             52,800          0.01
92276                  2            280,000          0.05
92284                  1             92,000          0.02
92301                  3            329,200          0.06
92307                  6          1,246,200          0.22
92308                  5          1,103,050          0.20
92311                  3            284,600          0.05
92313                  1            160,000          0.03
92314                  4            739,743          0.13
92315                  1            269,500          0.05
92316                  4            704,900          0.12

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
92320                  2            480,000          0.08
92324                  8          1,520,075          0.27
92325                  3            574,066          0.10
92335                  4            939,000          0.17
92336                 10          2,874,950          0.51
92337                  4            917,000          0.16
92342                  1            141,000          0.02
92345                  9          1,548,350          0.27
92346                 11          3,034,650          0.54
92352                  3            732,000          0.13
92358                  1            232,000          0.04
92359                  1            209,950          0.04
92371                  1            212,400          0.04
92374                  5          1,102,000          0.19
92376                  6          1,173,150          0.21
92377                  6          1,506,350          0.27
92382                  1            108,000          0.02
92392                 22          4,576,760          0.81
92394                  4            720,950          0.13
92399                  7          3,226,500          0.57
92404                  4            685,800          0.12
92405                  8          1,119,350          0.20
92406                  1            190,950          0.03
92407                  8          1,553,548          0.27
92410                  2            323,750          0.06
92411                  1            118,400          0.02
92501                  3            763,550          0.14
92503                  5          1,345,850          0.24
92504                  1            201,500          0.04
92505                  2            402,500          0.07
92506                  3            828,500          0.15
92507                  3            664,129          0.12
92508                  2            844,789          0.15
92509                  4            849,500          0.15
92530                  6          1,591,750          0.28
92532                  3          1,083,300          0.19
92543                  2            224,400          0.04
92544                  4          1,141,150          0.20
92545                 10          1,880,500          0.33
92551                  6          1,368,700          0.24
92553                  9          1,596,072          0.28
92555                  7          1,890,050          0.33
92557                  4            927,950          0.16
92561                  1            398,000          0.07
92562                  9          3,284,960          0.58
92563                  6          1,983,150          0.35
92567                  1            236,000          0.04
92570                  3            469,000          0.08
92571                 11          2,405,950          0.43
92582                  1            283,500          0.05
92583                  4            700,900          0.12
92584                  2            625,600          0.11
92585                  4          1,018,050          0.18
92587                  1            518,200          0.09
92590                  1            880,000          0.16
92591                  6          2,177,500          0.39
92592                 11          4,003,500          0.71
92595                  3            939,400          0.17
92596                  8          2,706,253          0.48
92598                  1            260,000          0.05
92603                  2            697,950          0.12
92610                  3          1,440,000          0.25
92612                  1            384,000          0.07
92614                  2          1,295,000          0.23
92618                  2            846,400          0.15
92626                  4          1,987,500          0.35
92630                  2            842,500          0.15
92646                  1            568,000          0.10
92647                  1            750,000          0.13
92648                  4          1,931,300          0.34
92649                  2          1,155,000          0.20
92653                  2            921,000          0.16
92656                  1            528,000          0.09
92672                  1            552,000          0.10
92673                  4          2,584,750          0.46
92675                  2            777,600          0.14
92677                  4          2,277,000          0.40
92679                  1            668,000          0.12
92688                  2            946,400          0.17

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
92691                  4          2,114,800          0.37
92692                  1            573,750          0.10
92694                  3          1,636,750          0.29
92701                  1            254,000          0.04
92704                  1            375,000          0.07
92705                  2          1,487,000          0.26
92706                  1            433,500          0.08
92707                  1            288,000          0.05
92708                  2            702,850          0.12
92780                  3          1,339,800          0.24
92782                  2            835,000          0.15
92801                  2            731,000          0.13
92804                  2            604,500          0.11
92805                  2            832,500          0.15
92806                  1            400,000          0.07
92807                  5          2,575,200          0.46
92808                  1            250,000          0.04
92821                  1            386,000          0.07
92831                  1            504,000          0.09
92833                  3          1,323,500          0.23
92840                  1            244,000          0.04
92843                  1            426,500          0.08
92860                  1            303,900          0.05
92867                  2          1,315,750          0.23
92868                  1            400,000          0.07
92869                  2          1,271,074          0.22
92870                  1            295,200          0.05
92879                  4          1,095,000          0.19
92880                  8          3,023,000          0.53
92881                  4          1,333,000          0.24
92882                  4          1,688,200          0.30
92883                  3          1,080,550          0.19
92886                  2            999,000          0.18
93001                  1            337,600          0.06
93003                  2            547,200          0.10
93012                  1            476,000          0.08
93021                  1            518,000          0.09
93030                  3          1,479,500          0.26
93033                  3            798,000          0.14
93035                  1            900,000          0.16
93036                  2            650,000          0.11
93041                  1            239,900          0.04
93063                  4          1,570,700          0.28
93065                  4          1,691,100          0.30
93104                  1            274,876          0.05
93110                  1            600,000          0.11
93117                  1            472,150          0.08
93210                  2            453,200          0.08
93215                  2            215,000          0.04
93223                  1            118,150          0.02
93225                  2            309,000          0.05
93230                  2            304,800          0.05
93240                  1             40,000          0.01
93245                  1            204,000          0.04
93257                  2            197,000          0.03
93274                  2            239,950          0.04
93277                  2            249,500          0.04
93291                  2            155,500          0.03
93292                  5            994,250          0.18
93304                  8          1,147,500          0.20
93305                  1            142,500          0.03
93306                  2            358,857          0.06
93307                  1             77,000          0.01
93308                  5            771,200          0.14
93309                  2            199,600          0.04
93311                  5          1,348,500          0.24
93312                  6          1,392,941          0.25
93313                  2            358,600          0.06
93314                  4          1,209,100          0.21
93401                  1            750,000          0.13
93405                  1            230,000          0.04
93422                  1            240,000          0.04
93436                  2            604,000          0.11
93445                  2            510,400          0.09
93446                  3          1,025,000          0.18
93454                  2            479,423          0.08
93455                  4          1,347,550          0.24
93458                  4          1,081,000          0.19
93465                  1            252,000          0.04

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
93505                  1             95,932          0.02
93532                  1            218,000          0.04
93534                  5            847,950          0.15
93535                  4            753,250          0.13
93536                  2            476,500          0.08
93544                  2            290,000          0.05
93550                  5          1,012,200          0.18
93551                 11          3,485,932          0.62
93552                  2            371,500          0.07
93561                  1            106,250          0.02
93591                  3            438,000          0.08
93611                  1            222,000          0.04
93612                  2            332,800          0.06
93625                  1            176,000          0.03
93635                  7          1,804,000          0.32
93638                  3            405,900          0.07
93648                  1             96,800          0.02
93654                  2            297,900          0.05
93657                  1            145,000          0.03
93662                  1            172,000          0.03
93703                  1            104,000          0.02
93704                  3            606,309          0.11
93711                  1            315,000          0.06
93720                  3            839,700          0.15
93722                  5            917,700          0.16
93725                  2            314,250          0.06
93726                  3            438,150          0.08
93727                  3            813,450          0.14
93728                  1            164,050          0.03
93905                  1            360,000          0.06
93906                  3          1,131,250          0.20
93907                  2            783,200          0.14
93924                  1            186,000          0.03
93926                  1            140,000          0.02
93930                  2            631,200          0.11
93933                  1            513,000          0.09
93940                  1            291,750          0.05
93955                  3          1,343,100          0.24
94015                  1            550,000          0.10
94040                  2            924,600          0.16
94043                  2            752,200          0.13
94044                  2            896,000          0.16
94062                  1            312,000          0.06
94063                  1            510,800          0.09
94066                  4          2,061,000          0.36
94070                  2          1,230,000          0.22
94080                  3          1,586,500          0.28
94086                  1            336,000          0.06
94089                  2            863,200          0.15
94103                  1            412,000          0.07
94107                  1            584,000          0.10
94109                  1            440,000          0.08
94117                  1            621,600          0.11
94132                  1            384,000          0.07
94134                  1            175,000          0.03
94303                  1            816,000          0.14
94501                  1            568,000          0.10
94502                  1            437,600          0.08
94503                  2            942,950          0.17
94509                  7          2,201,800          0.39
94510                  4          1,224,700          0.22
94513                  4          1,566,850          0.28
94519                  1            350,200          0.06
94520                  2            632,235          0.11
94521                  5          1,777,000          0.31
94531                  5          2,132,100          0.38
94533                 11          3,143,600          0.56
94534                  2            771,170          0.14
94536                  4          1,164,000          0.21
94538                  1            249,600          0.04
94541                  2            688,000          0.12
94542                  1            284,000          0.05
94544                  4          1,358,500          0.24
94545                  1            348,000          0.06
94546                  2            796,400          0.14
94547                  2            613,600          0.11
94549                  1            546,250          0.10
94550                  2          1,062,000          0.19
94551                  2          1,128,750          0.20

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
94555                  2            774,200          0.14
94558                  2          1,019,350          0.18
94559                  1            356,000          0.06
94560                  1            457,000          0.08
94561                  5          1,373,750          0.24
94562                  1            412,000          0.07
94563                  1            584,000          0.10
94565                  7          2,077,700          0.37
94566                  1            548,000          0.10
94571                  1            245,000          0.04
94572                  1            289,000          0.05
94577                  3            917,600          0.16
94578                  1            375,200          0.07
94579                  1            380,000          0.07
94583                  6          3,442,350          0.61
94585                  4          1,179,000          0.21
94587                  1            544,000          0.10
94588                  1            234,400          0.04
94589                  1            318,750          0.06
94590                  2            459,599          0.08
94591                  5          1,715,800          0.30
94597                  1            224,000          0.04
94601                  1            330,670          0.06
94603                  3            940,000          0.17
94605                  2            529,500          0.09
94606                  1            368,600          0.07
94607                  1            280,000          0.05
94706                  1            363,200          0.06
94707                  1            788,000          0.14
94803                  1            576,000          0.10
94804                  1            208,000          0.04
94806                  2            675,400          0.12
94901                  1            665,000          0.12
94931                  1            372,800          0.07
94949                  1            480,000          0.08
94952                  1            674,400          0.12
94954                  1            256,000          0.05
95006                  2            828,800          0.15
95014                  1            468,000          0.08
95020                  4          2,228,800          0.39
95023                  2            819,000          0.14
95032                  3          1,439,200          0.25
95033                  1            623,200          0.11
95035                  1            560,000          0.10
95045                  1            630,550          0.11
95054                  1            563,850          0.10
95066                  1            332,000          0.06
95075                  1            624,000          0.11
95076                  2          1,025,150          0.18
95110                  2            380,000          0.07
95111                  1            479,200          0.08
95112                  3          1,193,450          0.21
95116                  2            828,800          0.15
95119                  2            796,000          0.14
95120                  1            510,000          0.09
95121                  1            454,000          0.08
95123                  2            633,000          0.11
95124                  2            757,900          0.13
95125                  1            296,000          0.05
95126                  3          1,580,400          0.28
95127                  1            374,000          0.07
95128                  1            425,000          0.08
95129                  1            528,000          0.09
95130                  2            949,600          0.17
95131                  1            384,000          0.07
95132                  2            835,200          0.15
95133                  1            219,200          0.04
95135                  1            550,000          0.10
95136                  2            884,000          0.16
95138                  2          1,020,000          0.18
95148                  2          1,132,000          0.20
95203                  1            237,500          0.04
95204                  1            175,000          0.03
95205                  2            317,900          0.06
95206                  8          2,084,110          0.37
95207                  1            226,950          0.04
95209                  3            879,350          0.16
95210                  3            695,700          0.12
95212                  4          1,465,350          0.26

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
95215                  1            185,615          0.03
95219                  2            690,250          0.12
95222                  1            189,000          0.03
95230                  1            158,923          0.03
95231                  1            236,000          0.04
95236                  1            257,900          0.05
95240                  5          1,228,050          0.22
95301                  1            195,000          0.03
95315                  1            285,000          0.05
95320                  1            235,000          0.04
95330                  2            704,150          0.12
95334                  1            214,700          0.04
95336                  2            408,500          0.07
95337                  1            288,000          0.05
95340                  4            760,750          0.13
95348                  3            723,200          0.13
95350                  3            688,500          0.12
95351                  1            195,500          0.03
95354                  1            226,550          0.04
95355                  2            422,167          0.07
95356                  1            262,000          0.05
95358                  5            810,900          0.14
95360                  3            607,650          0.11
95361                  1            640,000          0.11
95363                  2            443,500          0.08
95366                  3          1,089,000          0.19
95367                  1            229,350          0.04
95368                  2            535,600          0.09
95376                  6          2,046,600          0.36
95377                  3          1,129,200          0.20
95380                  1            204,250          0.04
95382                  1            308,500          0.05
95386                  1            172,400          0.03
95388                  1            177,000          0.03
95405                  1            324,000          0.06
95407                  1            360,000          0.06
95451                  1            189,000          0.03
95453                  1            244,150          0.04
95461                  1            163,800          0.03
95472                  1            708,000          0.13
95482                  1            400,000          0.07
95492                  3          1,375,953          0.24
95503                  1            193,600          0.03
95531                  2            381,600          0.07
95603                  1            510,000          0.09
95608                  1            329,600          0.06
95610                  4          1,196,945          0.21
95621                  3            648,500          0.11
95624                  4          1,257,250          0.22
95626                  1            232,000          0.04
95627                  1            267,950          0.05
95628                  5          1,479,550          0.26
95630                  3            897,550          0.16
95642                  1            287,500          0.05
95648                  1            432,559          0.08
95660                  2            404,000          0.07
95661                  3            882,400          0.16
95662                  4          1,029,550          0.18
95664                  1            255,550          0.05
95665                  1            156,000          0.03
95666                  1            203,000          0.04
95667                  1            240,000          0.04
95670                  3            615,200          0.11
95678                  1            364,650          0.06
95687                  8          2,502,450          0.44
95688                  2            593,500          0.10
95695                  2            555,000          0.10
95709                  1            184,000          0.03
95746                  2          1,124,000          0.20
95747                  2            707,000          0.13
95757                  2            548,850          0.10
95758                 13          3,752,100          0.66
95762                  1            308,000          0.05
95765                  1            430,900          0.08
95815                  1            191,450          0.03
95816                  1            397,500          0.07
95820                  2            279,600          0.05
95821                  2            501,600          0.09
95822                  3            553,250          0.10

                 NUMBER         AGGREGATE        PERCENT
                   OF            CURRENT            OF
                MORTGAGE        PRINCIPAL       PRINCIPAL
ZIP CODE          LOANS          BALANCE         BALANCE
---------------------------------------------------------
95823                 13          3,373,050          0.60
95824                  1            202,500          0.04
95825                  2            352,300          0.06
95826                  4            791,200          0.14
95827                  2            447,200          0.08
95828                  4            934,500          0.17
95829                  5          1,319,550          0.23
95833                  1            285,000          0.05
95834                  1            286,700          0.05
95835                  4          1,018,450          0.18
95838                  2            349,500          0.06
95841                  1            252,000          0.04
95842                  2            471,000          0.08
95843                  6          1,575,650          0.28
95901                  2            285,000          0.05
95928                  1            157,600          0.03
95932                  1            147,903          0.03
95948                  1            160,000          0.03
95949                  1            280,000          0.05
95961                  4            895,850          0.16
95966                  1             94,000          0.02
95973                  1            230,000          0.04
95987                  1            290,000          0.05
95988                  1            154,400          0.03
95993                  1            201,600          0.04
96001                  1            310,650          0.05
96002                  1            139,200          0.02
96003                  1            195,500          0.03
96007                  1            128,000          0.02
96013                  1            119,000          0.02
96019                  1            148,000          0.03
96022                  1            294,500          0.05
96052                  1             96,900          0.02
96064                  1            135,000          0.02
96094                  1            148,000          0.03
96150                  1            343,900          0.06
TOTAL:             1,756     $  565,573,208        100.00%

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 2004-FF10

                                    LOANS WITH MI
-----------------------------------------------------------------------------------------
                                 FRM                  ARM                   TOTAL
-----------------------------------------------------------------------------------------
Pool Size                $    36,849,974.14    $   264,301,724.36    $   301,151,698.50
Loan Count                              268                  1387                  1655
Avg. Loan Balance        $       137,499.90    $       190,556.40    $       181,964.77
Original Pool Size       $    36,855,265.00    $   264,316,974.00    $   301,172,239.00
Gross WAC                             7.665                 7.183                 7.242%

Avg. Original Balance    $       137,519.65    $       190,567.39    $       181,977.18
Balance < 50K                          1.00%                 0.35%                 0.43%
Balance 50K to < 100K                 18.24%                 7.77%                 9.05%
Balance > 300K                        15.52%                33.20%                31.03%

Percent 1st Lien Loans               100.00%               100.00%               100.00%
W.A. Original Term                      347                   360                   358
W.A. Seasoning                            0                     0                     0

W.A. FICO                               660                   655                   655
FICO < 500                             0.00%                 0.00%                 0.00%
FICO 500 to < 550                      2.98%                 2.25%                 2.34%
FICO 550 to < 600                     16.82%                14.86%                15.10%
FICO 600 to < 650                     18.06%                27.87%                26.67%

W.A. OCLTV                            91.33%                90.86%                90.92%
> 80 to 90                            52.68%                57.44%                56.85%
> 90 to 100                           47.32%                42.56%                43.15%
> 100                                  0.00%                 0.00%                 0.00%

Percent IO                             4.52%                39.31%                35.05%
Percent Balloon                        0.00%                 0.00%                 0.00%
Percent Fixed                        100.00%                 0.00%                12.24%
Percent ARMs                           0.00%               100.00%                87.76%

C/O Refi                              40.60%                43.91%                43.51%
R/T Refi                              17.11%                10.01%                10.88%
Purchase                              42.29%                46.07%                45.61%

Single-Family                         78.07%                71.12%                71.97%
2-4 F                                  3.87%                 6.87%                 6.50%
Condo                                  3.84%                 6.46%                 6.14%
PUD                                   14.22%                15.56%                15.39%

Primary                               97.43%                91.12%                91.89%
Investor                               0.76%                 6.43%                 5.74%
Secondary                              1.81%                 2.45%                 2.37%

Full                                  71.69%                80.06%                79.04%
Stated                                25.79%                16.96%                18.04%
Limited                                0.00%                 0.37%                 0.32%
No Doc                                 2.52%                 2.62%                 2.60%

W.A. Rollterm                             0                    28                    28
W.A. Margin                            0.00%                 5.50%                 5.50%
W.A. Initial Cap                       0.00%                 2.95%                 2.95%
W.A. Periodic Cap                      0.00%                 1.00%                 1.00%
W.A. Ceiling                           0.00%                13.18%                13.18%
W.A. Floor                             0.00%                 7.18%                 7.18%

W.A. Prepayment Penalty                  26                    21                    22

Max. Zip Concentration           60175(1.56%)          92346(0.49%)          92346(0.61%)
Top 5                              CA(17.64%)            CA(24.99%)            CA(24.09%)
States                              FL(8.15%)             FL(8.28%)             FL(8.26%)
                                    TX(8.05%)             IL(6.89%)             IL(6.97%)
                                    OH(7.88%)             NY(5.71%)             NY(5.54%)
                                    IL(7.51%)             MI(4.82%)             MI(4.35%)

                                  LOANS WITHOUT MI
-----------------------------------------------------------------------------------------
                                 FRM                  ARM                   TOTAL
-----------------------------------------------------------------------------------------
Pool Size                $    97,908,088.39    $ 1,040,511,678.23    $ 1,138,419,766.62
Loan Count                              689                  4788                  5477
Avg. Loan Balance        $       142,101.72    $       217,316.56    $       207,854.62
Original Pool Size       $    97,931,057.00    $ 1,040,668,954.20    $ 1,138,600,011.20
Gross WAC                             7.375%                6.642%                6.705%

Avg. Original Balance    $       142,135.06    $       217,349.41    $       207,887.53
Balance < 50K                          2.68%                 0.39%                 0.59%
Balance 50K to < 100K                 18.26%                 5.56%                 6.65%
Balance > 300K                        24.93%                42.79%                41.25%

Percent 1st Lien Loans               100.00%               100.00%               100.00%
W.A. Original Term                      344                   360                   359
W.A. Seasoning                            0                     0                     0

W.A. FICO                               639                   648                   647
FICO < 500                             0.00%                 0.00%                 0.00%
FICO 500 to < 550                      4.33%                 1.85%                 2.06%
FICO 550 to < 600                     17.19%                14.43%                14.67%
FICO 600 to < 650                     41.68%                38.58%                38.85%

W.A. OCLTV                            79.05%                81.42%                81.22%
> 80 to 90                             7.95%                12.47%                12.08%
> 90 to 100                           17.03%                13.43%                13.74%
> 100                                  0.00%                 0.00%                 0.00%

Percent IO                            12.13%                70.13%                65.14%
Percent Balloon                        0.34%                 0.00%                 0.03%
Percent Fixed                        100.00%                 0.00%                 8.60%
Percent ARMs                           0.00%               100.00%                91.40%

C/O Refi                              44.39%                28.20%                29.59%
R/T Refi                              13.40%                 5.85%                 6.50%
Purchase                              42.21%                65.95%                63.91%

Single-Family                         76.10%                66.13%                66.99%
2-4 F                                  3.88%                 5.09%                 4.98%
Condo                                  5.33%                 7.85%                 7.63%
PUD                                   14.69%                20.94%                20.40%

Primary                               97.30%                98.26%                98.18%
Investor                               2.40%                 1.45%                 1.53%
Secondary                              0.30%                 0.29%                 0.29%

Full                                  58.94%                76.84%                75.30%
Stated                                39.10%                21.04%                22.59%
Limited                                1.04%                 1.54%                 1.50%
No                                     0.92%                 0.58%                 0.61%

W.A. Rollterm                             0                    31                    31
W.A. Margin                            0.00%                 4.62%                 4.62%
W.A. Initial Cap                       0.00%                 2.97%                 2.97%
W.A. Periodic Cap                      0.00%                 1.00%                 1.00%
W.A. Ceiling                           0.00%                12.64%                12.64%
W.A. Floor                             0.00%                 6.64%                 6.64%

W.A. Prepayment Penalty                  25                    23                    23

Max. Zip Concentration           77024(1.01%)          91913(0.61%)          91913(0.56%)
Top 5                              CA(23.32%)            CA(45.19%)            CA(43.31%)
                                   TX(15.25%)             FL(5.31%)             FL(5.29%)
                                    NY(6.56%)             TX(4.11%)             TX(5.07%)
                                    OH(5.76%)             IL(3.84%)             NY(3.90%)
                                    FL(5.13%)             NY(3.65%)             IL(3.89%)

[LOGO OF BANC OF AMERICA SECURITIES LLC]

                                 FFML 2004-FF10
                            COLLATERAL SUMMARY REPORT

1. DELINQUENCY STATUS

                                 STATISTICAL       % OF STATISTICAL
                                CUT-OFF DATE         CUT-OFF DATE
                                  PRINCIPAL            PRINCIPAL
DELINQUENCY STATUS                 BALANCE              BALANCE
-------------------------------------------------------------------
Current                       1,439,571,465.12               100.00
30+ Days Delinquent                       0.00                 0.00
TOTAL:                        1,439,571,465.12               100.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

GLOBAL STRUCTURED FINANCE                                                      1

APPENDIX A

FICO DISTRIBUTION                       Note: Cells in red font are calculations

COLLATERAL CUTS FOR SUBPRIME POOL

                         Total Balance                 Adjusted Balance[1]                       % Covered by
                   ----------------------              --------------------    WA Loan             Mortgage
FICO                      Amount     %[2]   OCLTV           Amount     %[2]    Balance    WAC         Ins.
-------------------------------------------------------------------------------------------------------------
FICO NA                              0.00%  > 65.0                     0.00%
0 - 500                              0.00%  > 65.0                     0.00%
500.01 - 550          33,108,995     2.30%  > 70.0      24,990,279     1.74%   138,531   7.918          24.87
550.01 - 575         122,989,471     8.54%  > 70.0     101,408,324     7.04%   146,068   7.769          26.37
575.01 - 600          98,103,271     6.81%  > 70.0      84,934,404     5.90%   173,634   7.449          13.21
600.01 - 620         166,892,156    11.59%  > 70.0     157,556,894    10.94%   173,485   6.917           6.83
620.01 - 650         356,035,992    24.73%  > 80.0     152,186,862    10.57%   201,606   6.785          19.81
650.01 - 680         271,931,757    18.89%  > 80.0     103,991,407     7.22%   230,842   6.583          26.07
680.01 - 700         140,651,295     9.77%  > 85.0      47,697,381     3.31%   236,389   6.443          20.71
700.01 - 750         184,986,857    12.85%  > 85.0      62,257,659     4.32%   252,714   6.435          25.95
750.01 - 800          61,711,321     4.29%  > 85.0      21,863,159     1.52%   257,131   6.298          26.66
800 +                  3,160,350     0.22%  > 85.0       1,502,250     0.10%   243,104   6.490          35.20
-------------------------------------------------------------------------------------------------------------
TOTAL              1,439,571,465   100.00%             758,388,619    52.68%   201,847   6.818          20.92
-------------------------------------------------------------------------------------------------------------

                                               % SFD/   % Owner                % Cashout
FICO              WA FICO   WA LTV   WA DTI       PUD      Occ.   % Full Doc        Refi
----------------------------------------------------------------------------------------
FICO NA
0 - 500
500.01 - 550          545    76.60              94.57    100.00        90.51       67.62
550.01 - 575          565    79.55              92.95     99.12        86.53       62.89
575.01 - 600          588    81.74              92.80     99.06        75.14       64.79
600.01 - 620          611    82.82              90.50     98.56        82.51       32.60
620.01 - 650          635    84.06              88.46     97.98        75.20       33.02
650.01 - 680          664    84.08              86.43     96.85        73.52       25.77
680.01 - 700          689    84.03              83.72     94.55        71.63       21.52
700.01 - 750          721    84.22              80.82     93.69        70.24       14.19
750.01 - 800          769    84.46              81.57     91.00        76.50        8.75
800 +                 806    86.40              83.55     97.60        59.41        9.40
----------------------------------------------------------------------------------------
TOTAL                 649    83.25              87.38     96.86        76.08       32.48
----------------------------------------------------------------------------------------

  FICO: AVERAGE         649                    MIN:     540        MAX:     813

DEBT-TO INCOME (DTI) DISTRIBUTION

                          Total Balance                Adjusted Balance[1]                       % Covered by
                   ----------------------              --------------------    WA Loan             Mortgage
DTI                       Amount     %[2]    FICO           Amount     %[2]    Balance    WAC         Ins.
----------------------------------------------------------------------------------------------------------------
<= 20                                       < 550
20.001 - 25.00                              < 550
25.001 - 30.00                              < 575
30.001 - 35.00                              < 575
35.001 - 40.00                              < 600
40.001 - 45.00                              < 625
45.001 - 50.00                              < 650
50.001 - 55.00                              < 675
55+                                         < 700
----------------------------------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------------------------------

                                               % SFD/   % Owner                % Cashout
DTI               WA FICO   WA LTV   WA DTI       PUD      Occ.   % Full Doc        Refi
----------------------------------------------------------------------------------------

  DTI: AVERAGE_________________      MIN:______________      MAX:_____________

APPENDIX A

LOAN-TO- VALUE (LTV) DISTIBUTION

                          Total Balance                 Adjusted Balance[1]                      % Covered by
                   ----------------------              --------------------    WA Loan             Mortgage
LTV                       Amount     %[2]    DTI            Amount     %[2]    Balance    WAC         Ins.
-------------------------------------------------------------------------------------------------------------
<60.00                37,331,388     2.59%  > 50                       0.00%   157,516   6.745           0.00
60.01 - 70.00         68,178,939     4.74%  > 50                       0.00%   209,138   6.722           0.00
70.01 - 80.00        739,012,919    51.34%  > 50                       0.00%   215,833   6.383           0.00
80.01 - 85.00        113,518,686     7.89%  > 50                       0.00%   182,213   7.395          53.86
85.01 - 90.00        195,201,312    13.56%  > 50                       0.00%   191,374   7.348          56.39
90.01 - 95.00        165,785,725    11.52%  > 50                       0.00%   206,458   7.135          71.80
95.01 - 100.00       120,542,496     8.37%  > 50                       0.00%   172,450   7.720           9.05
100+                                 0.00%  > 50                       0.00%
-------------------------------------------------------------------------------------------------------------
TOTAL              1,439,571,465   100.00%                             0.00%   201,847   6.818          20.92
-------------------------------------------------------------------------------------------------------------

                                               % SFD/   % Owner                % Cashout
LTV               WA FICO   WA LTV   WA DTI     PUD       Occ.    % Full Doc        Refi
----------------------------------------------------------------------------------------
<60.00                624    50.93              89.41     93.42        60.86       65.78
60.01 - 70.00         621    66.48              90.01     96.13        65.60       63.79
70.01 - 80.00         656    79.30              86.89     98.17        89.32       22.00
80.01 - 85.00         608    84.45              90.93     95.81        71.33       63.06
85.01 - 90.00         629    89.56              88.76     90.73        68.65       45.41
90.01 - 95.00         669    94.62              85.81     98.10        57.55       37.33
95.01 - 100.00        669    99.92              84.83     99.54        47.58       12.31
100+
----------------------------------------------------------------------------------------
TOTAL                 649    83.25              87.38     96.86        76.08       32.48
----------------------------------------------------------------------------------------

   LTV: AVERAGE    83.25%          MIN:    14.15%          MAX:    100.00%

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

                         Total Balance
                   ----------------------    WA Loan           % Covered by
STATE                     Amount     %[2]    Balance    WAC    Mortgage Ins.   WA FICO
--------------------------------------------------------------------------------------
California           565,573,208    39.29%   322,080   6.431           12.83       662
Florida               85,104,776     5.91%   162,724   7.198           29.23       641
Texas                 68,239,597     4.74%   139,835   7.033           15.46       642
Illinois              65,291,180     4.54%   180,862   7.059           32.14       643
New York              61,098,957     4.24%   256,718   6.974           27.30       656
Michigan              47,064,428     3.27%   140,911   7.328           27.86       629
Minnesota             44,946,668     3.12%   184,208   6.918           27.93       640
Ohio                  41,902,591     2.91%   118,035   7.447           30.31       629
Colorado              39,395,646     2.74%   209,551   6.528           20.68       648
Georgia               39,127,355     2.72%   155,886   7.107           26.59       636
Washington            32,301,726     2.24%   179,454   6.813           21.20       645
Nevada                29,443,578     2.05%   213,359   6.871           19.54       633
Other                320,081,755    22.23%   154,182   7.099           26.86       640
--------------------------------------------------------------------------------------
TOTAL              1,439,571,465   100.00%   201,847   6.818           20.92       649
--------------------------------------------------------------------------------------

                                                               % Cashout
STATE             WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi   % Full Doc
-------------------------------------------------------------------------------------
California         80.89                 85.41         97.64       80.95        29.23
Florida            84.41                 87.74          93.3       74.33        28.93
Texas              82.84                 98.58         96.69       65.86        27.90
Illinois           85.09                 77.84         98.98       50.17        61.29
New York           85.82                 70.77         96.28       59.39        28.31
Michigan           86.61                 86.16         98.65       66.33        34.19
Minnesota          85.01                 92.69          93.8       77.21        45.96
Ohio               88.57                 94.06         98.85       69.05        36.88
Colorado           83.38                  91.6         95.71       81.48        42.91
Georgia            85.18                 96.97         93.55       87.16        31.52
Washington         83.03                 93.52         98.15       85.83        27.31
Nevada             80.54                  96.9         94.08       78.04        43.89
Other               84.9                 88.87         96.73       77.61        30.65
-------------------------------------------------------------------------------------
TOTAL              83.25                 87.38         96.86       76.08        32.48
-------------------------------------------------------------------------------------

APPENDIX A

PRINCIPAL BALANCE

                             Total Balance
Scheduled Principal     -----------------------    WA Loan           % Covered by
Balance                        Amount      %[2]    Balance    WAC    Mortgage Ins.   WA FICO
--------------------------------------------------------------------------------------------
0 - $50K                    9,427,704      0.65%    42,088   7.960          15.42        618
$51 - $200K               534,512,007     37.13%   124,974   7.161          25.27        634
$200.1 - $250K            182,332,830     12.67%   224,272   6.789          22.65        645
$250.1 - $300K            150,212,800     10.43%   274,612   6.695          19.88        647
$300.1 - $400K            216,518,085     15.04%   346,429   6.621          21.23        658
$400.1 - $500K            133,445,576      9.27%   444,819   6.485          20.23        661
$500.1 - $600K            117,616,967      8.17%   549,612   6.465          11.69        668
$600.1 - $700K             47,350,361      3.29%   648,635   6.334           9.53        680
$700.1 - $800K             24,552,505      1.71%   744,015   6.511           9.11        686
$800.1 - $900K             13,821,750      0.96%   863,859   6.401           0.00        691
$900.1 - $1000K             9,780,880      0.68%   978,088   6.224           0.00        707
>$1000K                                    0.00%
--------------------------------------------------------------------------------------------
TOTAL                   1,439,571,465    100.00%   201,847   6.818          20.92        649
--------------------------------------------------------------------------------------------

Scheduled Principal                                                 % Cashout
Balance                WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi   % Full Doc
------------------------------------------------------------------------------------------
0 - $50K                77.46                 86.65         83.38       76.42        46.08
$51 - $200K             83.82                 89.86         96.08       75.92        35.79
$200.1 - $250K          83.84                 88.31         97.47       71.73        36.74
$250.1 - $300K          83.16                 83.15         97.26       77.36        36.20
$300.1 - $400K          84.71                 83.30         96.97       73.87        28.11
$400.1 - $500K          84.39                 83.14         97.96       76.10        29.10
$500.1 - $600K          81.38                 91.04         96.75       77.33        28.13
$600.1 - $700K          79.15                 88.76           100       86.28        19.16
$700.1 - $800K          77.57                 87.52         96.74       82.27        27.46
$800.1 - $900K          74.31                   100           100       93.75            0
$900.1 - $1000K         68.81                 79.73           100       89.78        20.19
>$1000K
------------------------------------------------------------------------------------------
TOTAL                   83.25                 87.38         96.86       76.08        32.48
------------------------------------------------------------------------------------------

 PRINCIPAL BALANCE: AVERAGE   201,846.81    MIN:  1,150.00   MAX:   1,000,000.00

DOCUMENTATION TYPE

                         Total Balance
                   -----------------------    WA Loan           % Covered by
Doc Type                  Amount      %[2]    Balance    WAC    Mortgage Ins.
-----------------------------------------------------------------------------
Full Doc           1,095,242,523     76.08%   202,523   6.718           21.73
Stated Doc           311,478,316     21.64%   203,050   7.115           17.44
Limited Doc           18,051,916      1.25%   228,505   6.765            5.36
NINA                                  0.00%
Other                 14,798,710      1.03%   133,322   7.984           53.00
-----------------------------------------------------------------------------
TOTAL              1,439,571,465    100.00%   201,847   6.818           20.92
-----------------------------------------------------------------------------

                                                                         % Cashout
Doc Type          WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi
----------------------------------------------------------------------------------
Full Doc              646    82.34                 87.90         96.34       29.48
Stated Doc            655    86.69                 85.87         99.41       43.46
Limited Doc           667    81.66                 85.53         94.50       23.64
NINA
Other                 710    79.94                 83.25         85.15       34.05
----------------------------------------------------------------------------------
TOTAL                 649    83.25                 87.38         96.86       32.48
----------------------------------------------------------------------------------

PROPERTY TYPE

                       Total Balance
                   ----------------------    WA Loan           % Covered by
Property Type             Amount      %[2]   Balance     WAC   Mortgage Ins.
----------------------------------------------------------------------------
Single Family        979,309,178     68.03%   191,458   6.882          22.13
PUD                  278,593,644     19.35%   232,938   6.635          16.64
Townhouse                             0.00%
2 - 4 Family          76,318,740      5.30%   249,408   6.833          25.65
Condo                105,349,903      7.32%   204,563   6.692          17.55
Manufactured                          0.00%
Other                                 0.00%
----------------------------------------------------------------------------
TOTAL              1,439,571,465    100.00%   201,847   6.818          20.92
----------------------------------------------------------------------------

                                                            % Cashout
Property Type     WA FICO   WA LTV   WA DTI   % Owner Occ        Refi   % Full Doc
----------------------------------------------------------------------------------
Single Family         645    83.26                 97.43        36.95        75.03
PUD                   654    82.76                 97.23        20.93        81.82
Townhouse
2 - 4 Family          671    85.31                 92.82        30.02        66.42
Condo                 662    82.90                 93.59        23.23        77.71
Manufactured
Other
----------------------------------------------------------------------------------
TOTAL                 649    83.25                 96.86        32.48        76.08
----------------------------------------------------------------------------------

APPENDIX A

PMI - PRIMARY MORTGAGE INSURANCE

                             Total Balance
                        -----------------------    WA Loan           % Covered by
Mortgage Insurance              Amount     %[2]    Balance    WAC    Mortgage Ins.   WA FICO
--------------------------------------------------------------------------------------------
Loans >80 LTV w/PMI        301,151,699    20.92%   181,965   7.242            100        655
Loans >80 LTV w/o PMI      293,896,521    20.42%   197,246   7.507              0        633
Other                      844,523,246    58.66%   211,819   6.426              0        652
--------------------------------------------------------------------------------------------
TOTAL                    1,439,571,465   100.00%   201,847   6.818          20.92        649
--------------------------------------------------------------------------------------------

                                                        % Cashout                Is MI down
Mortgage Insurance      WA LTV   WA DTI   % Owner Occ        Refi   % Full Doc   to 60 LTV
-------------------------------------------------------------------------------------------
Loans >80 LTV w/PMI      90.92                  91.89       43.45        79.04       Y
Loans >80 LTV w/o PMI    93.30                  99.28        36.1        44.14       N
Other                    77.01                   97.8       27.31        86.14       N
-------------------------------------------------------------------------------------------
TOTAL                    83.25                  96.86       32.48        76.08
-------------------------------------------------------------------------------------------

LOAN PURPOSE

                             Total Balance
                        -----------------------    WA Loan           % Covered by
Loan Purpose                    Amount     %[2]    Balance    WAC    Mortgage Ins.
----------------------------------------------------------------------------------
Debt Consolidation                         0.00%
Refinance - Cashout     467,557,849.08    32.48%   187,473   7.129           27.99
Purchase                864,870,683.81    60.08%   214,130   6.623           15.88
Refinance - Rate Term   106,769,232.23     7.42%   178,843   7.023           30.69
Other                       373,700.00     0.03%   186,850   7.389           45.08
----------------------------------------------------------------------------------
TOTAL                    1,439,571,465   100.00%   201,847   6.818           20.92
----------------------------------------------------------------------------------

Loan Purpose            WA. FICO   WA. LTV   WA DTI   % SFD/ PUD   % Owner Occ
------------------------------------------------------------------------------
Debt Consolidation
Refinance - Cashout          624     81.57                 89.87         98.12
Purchase                     665     84.19                 85.64            96
Refinance - Rate Term        631     82.94                 90.57         98.39
Other                        642     84.11                   100           100
------------------------------------------------------------------------------
TOTAL                        649     83.25                 87.38         96.86
------------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING

                             Total Balance
                        -----------------------    WA Loan           % Covered by
Collateral Type                 Amount     %[2]    Balance    WAC    Mortgage Ins.   WA FICO
--------------------------------------------------------------------------------------------
Fixed                      134,758,063     9.36%   140,813   7.454           27.35       645
2/28                       897,502,546    62.35%   208,141   6.841           21.47       645
3/27                       222,909,120    15.48%   206,397   6.716           22.50       649
Other                      184,401,737    12.81%   235,507   6.359           11.64       674
--------------------------------------------------------------------------------------------
TOTAL                    1,439,571,465   100.00%   201,847   6.818           20.92       649
--------------------------------------------------------------------------------------------

                                                                     % Cashout
Collateral Type         WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi   Index   Margin
-----------------------------------------------------------------------------------------------
Fixed                    82.41                 91.20         97.34       43.23             0.00
2/28                     84.00                 87.02         97.39       32.41             4.94
3/27                     83.35                 87.77         95.24       31.14             4.83
Other                    80.04                 85.89         95.93       26.58             4.11
-----------------------------------------------------------------------------------------------
TOTAL                    83.25                 87.38         96.86       32.48             4.80
-----------------------------------------------------------------------------------------------

LIEN STATUS

                             Total Balance
                        -----------------------    WA Loan           % Covered by
Lien Status                     Amount     %[2]    Balance    WAC    Mortgage Ins.   WA FICO
--------------------------------------------------------------------------------------------
First Lien               1,439,571,465   100.00%   201,847   6.818           20.92       649
Second Lien                                0.00%
--------------------------------------------------------------------------------------------
TOTAL                    1,439,571,465   100.00%   201,847   6.818           20.92       649
--------------------------------------------------------------------------------------------

                                                                     % Cashout
Lien Status             WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi
------------------------------------------------------------------------------
First Lien               83.25                 87.38         96.86       32.48
Second Lien
------------------------------------------------------------------------------
TOTAL                    83.25                 87.38         96.86       32.48
------------------------------------------------------------------------------

APPENDIX A

OCCUPANCY TYPE

                             Total Balance
                        -----------------------    WA Loan           % Covered by
Occupancy Type                  Amount     %[2]    Balance    WAC    Mortgage Ins.   WA. FICO
---------------------------------------------------------------------------------------------
Primary Residence        1,394,414,950    96.86%   203,653   6.809           19.85        648
Second Home                 10,466,678     0.73%   201,282   6.926           68.26        688
Investment                  34,689,837     2.41%   148,883   7.118           49.82        685
Non-owner                                  0.00%
Other                                      0.00%
---------------------------------------------------------------------------------------------
TOTAL                    1,439,571,465   100.00%   201,847   6.818           20.92        649
---------------------------------------------------------------------------------------------

                                                                     % Cashout
Occupancy Type          WA LTV   WA DTI   % SFD/ PUD   % Owner Occ        Refi
------------------------------------------------------------------------------
Primary Residence        83.25                 87.85        100.00        32.9
Second Home              84.64                 80.64          0.00         9.4
Investment               82.68                 70.56          0.00       22.52
Non-owner
Other
------------------------------------------------------------------------------
TOTAL                    83.25                 87.38         96.86       32.48
------------------------------------------------------------------------------

PREPAYMENT PENALTY

                               Total Balance
Prepayment Charges Term   ------------------------    WA Loan           % Covered by
at Origination                    Amount      %[2]    Balance    WAC    Mortgage Ins.
-------------------------------------------------------------------------------------
0 Months                     250,171,409     17.38%   191,702   7.082           24.02
6 Months
12 Months                     69,613,732      4.84%   265,701   7.056           21.89
24 Months                    726,213,319     50.45%   209,888   6.757           19.83
36 Months                    393,438,605     27.33%   186,996   6.719           20.80
60 Months                                     0.00%
Other                            134,400      0.01%   134,400   4.875            0.00
-------------------------------------------------------------------------------------
TOTAL                      1,439,571,465    100.00%   201,847   6.818           20.92
-------------------------------------------------------------------------------------

Prepayment Charges Term                                                 % Cashout
at Origination            WA FICO   WA LTV   % SFD/ PUD   % Owner Occ        Refi
---------------------------------------------------------------------------------
0 Months                      650    84.42        85.51         95.41       34.71
6 Months
12 Months                     655    82.62        85.15         94.22       33.30
24 Months                     647    83.33        87.95         97.63       30.88
36 Months                     651    82.45        87.92         96.83       33.89
60 Months
Other                         620    80.00       100.00        100.00        0.00
---------------------------------------------------------------------------------
TOTAL                         649    83.25        87.38         96.86       32.48
---------------------------------------------------------------------------------

SECTION 32 LOANS

                               Total Balance
                          ------------------------    WA Loan           % Covered by
                                  Amount      %[2]    Balance   WAC     Mortgage Ins.
-------------------------------------------------------------------------------------
Section 32 Loans                                 0%
Total                               0.00         0%

                                                                        % Cashout
                          WA FICO   WA LTV   % SFD/ PUD   % Owner Occ        Refi
---------------------------------------------------------------------------------

TOP 5 STATES

State                                %[2]
                                    -----
California                          39.29
Florida                              5.91
Texas                                4.74
Illinois                             4.54
New York                             4.24

TOP 5 MSA

MSA                                  %[2]
                                    -----

TOP 5 ORIGINATORS

Originator                           %[2]
                                    -----

SERVICES

Servicer                             %[2]
Countrywide                       100.00%

APPENDIX A

STRESS ANALYSIS

RATING AGENCY BASE CASE LOSS EXPECTATIONS

              STANDARD & POORS: Analyst Name :
              ---------------------------------------------------------
              Foreclosure Frequency   Loss Severity   Cumulative Losses
              ---------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B

              MOODY'S: Analyst Name :
              ---------------------------------------------------------
              Foreclosure Frequency   Loss Severity   Cumulative Losses
              ---------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P & I; 12 month lag for liquidation losses,
Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

Mortgage Insurance (MI) Coverage                   Loss Severity %
------------------------------------------------------------------
None                                                     50%
>70% Loans w/ >80 LTV down to 80%                        45%
50 - 70% Loans w/ >80 LTV down to 80%                    40%
50 - 70% Loans w/ >80 LTV down to 60%                    35%
>70% LTV >80%  down to 60%                               30%

                   BREAKEVEN CDR            CUMULATIVE LOSSES
              ------------------------   ------------------------
              25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
              ------------------------   ------------------------
AA
A
A-
BBB+
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

              MULTIPLE OF DEFAULT RAMP      CUMULATIVE LOSSES
              ------------------------   ------------------------
              25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR
              ------------------------   ------------------------
AA
A
A-
BBB+
BBB
BBB-

Appendix A

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this
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sell, the securities mentioned therein or derivatives thereof (including
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(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.